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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         -------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 9, 2001

                       INTERACTIVE SYSTEMS WORLDWIDE INC.

               (Exact Name of Registrant as specified in Charter)




               Delaware                                 7373                                22-3375134
---------------------------------------- ----------------------------------- -----------------------------------------
    (State or Other Jurisdiction of           (Commission File Number)         (IRS Employer Identification Number)
            Incorporation)


         2 Andrews Drive, West Paterson, NJ                       07424
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (973) 256-8181

                       International Sports Wagering Inc.

                  201 Lower Notch Road, Little Falls, NJ 07424
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Change in Registrant's Certifying Accountant.

(a) On April 9,2001, the Company's Board of Directors ("Board") decided to change the Company's independent public accountants. The decision was recommended by the Audit Committee of the Board and was based upon cost considerations resulting from increases in fees proposed by KPMG LLP ("KPMG"), the Company's prior independent public accounting firm. KPMG was notified of the Company's decision on April 9, 2001. KPMG had been the Company's independent public accountant since 1996. The audit reports of KPMG on the financial statements of the Company as of and for the fiscal years ended September 30, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two fiscal years ended September 30, 2000, and subsequent interim period through April 9, 2001, there were no disagreements with KPMG on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make a reference in connection with their opinion to the subject matter of the disagreement. The Company furnished KPMG with a copy of this Report on Form 8-K and requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the statements set forth above. A copy of KPMG's letter to the Commission dated April 13, 2001 is filed as Exhibit 16(a) to the Report on Form 8-K.

(b) On April 9, 2001, the Company's Board, based upon the recommendation of the Audit Committee of the Board, formally engaged the firm of Richard A. Eisner & Company, LLP ("Eisner") as its independent public accountants for the fiscal year ended September 30, 2001. Neither the Company nor any person on the Company's behalf, during the two fiscal years ended September 30, 2000 and the subsequent interim periods prior to the engagement of Eisner, consulted with Eisner with regard to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no advice, written or oral, was provided that was an important factor considered by the Company in reaching its decision as to the accounting, auditing or financial reporting issue. The Company has provided Eisner with a copy of this Report on Form 8-K and requested it to provide a letter addressed to the Commission stating whether it agrees with the statements made by the Company in this Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of Eisner's letter addressed to the Commission is attached to this Report as Exhibit 16(b).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Item 16(a) Letter dated April 13, 2001 from KPMG LLP to the Commission.

Item 16(b) Letter dated April 9, 2001 from Richard A. Eisner & Company, LLP to the Commission.


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Exhibit Index

16(a) Letter dated April 13, 2001 from KPMG LLP to the Securities and Exchange Commission.

16(b) Letter dated April 9, 2001 from Richard A. Eisner & Company, LLP to the Securities and Exchange Commission.







                                       3
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Interactive Systems Worldwide Inc.


Date: April 13, 2001
      --------------------
                                              By: /s/ Bernard Albanese
                                                  ------------------------------
                                                  Bernard Albanese
                                                  President